                                                                     Exhibit 12.
                                                                     -----------


               GREEN TREE FINANCIAL CORPORATION AND SUBSIDIARIES
               -------------------------------------------------

               COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
               -------------------------------------------------



                                                               Six months
                                                                  ended
                                                              June 30, 1997
                                                              -------------
                                                               (unaudited)

Earnings:
 Earnings before income taxes                                 $322,412,000

Fixed charges:
 Interest                                                       64,015,000
 One-third rent                                                  1,957,850
                                                              ------------
                                                                65,972,850
                                                              ------------
                                                              $388,384,850
                                                              ============
Fixed charges:
 Interest                                                     $ 64,015,000
 One-third rent                                                  1,957,850
                                                              ------------
                                                              $ 65,972,850
                                                              ============

Ratio of earnings to fixed charges (1)                                5.89
                                                                      ====

(1) For purposes of computing the ratio, earnings consist of earnings before income taxes plus fixed charges.